UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 18, 2004
                              (September 17, 2003)

                            SENECA FOODS CORPORATION
             (Exact name of registrant as specified in its charter)

         New York                      0-01989                  16-0733425
(State or Other Jurisdiction of (Commission File Number)   (I.R.S. Employer
       Incorporation)                                      Identification No.)

3736 South Main Street, Marion New York                       14505-9751
(Address of principal executive offices)                      (Zip Code)

       Registrant's Telephone Number, Including Area Code: (315) 926-8100

                                       N/A
          (Former name or former address, if changed since last report)



Item 5. Other Events and Regulation FD Disclosure. On September 17, 2003, Seneca Foods Corporation filed a Certificate of Amendment of its Certificate of Incorporation with the New York State Secretary of State, a copy of which is filed as Exhibit 3, attached hereto.

Item 7. Financial Statements and Exhibits. Exhibit 3 Certificate of Amendment of the Certificate of Incorporation of Seneca Foods Corporation.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             SENECA FOODS CORPORATION
Dated: June 18, 2004                         By: /s/ Kraig H. Kayser
                                                 -------------------
                                             Name:   Kraig H. Kayser
                                                     President and Chief
                                                       Executive Officer



                                  EXHIBIT INDEX

Exhibit           Description

3 Certificate of Amendment of the Certificate of Incorporation of Seneca Foods Corporation.